Exhibit 99.2

MARM 2004-1 Alt-A hybrid deal for Jan 30 settle:

              Class    Bonds                           Reset
Class         Size    Offered   Type   Coupon    MTR   Margin    Offer
-----------   -----   -------   ----   ------    ---   ------    -----
2A1            55.2      55.2   3/6      3.81%    35     1.75%   N+105   $101-00
                    or                   4.56%           1.75%   N+124   $102-00
                    or                   5.78%           2.69%   N+137   $103-30
3A1            66.7      66.7   5/6      4.56%    58     1.75%   N+158   $101-00
                    or                   5.21%           1.75%   N+178   $102-00
                    or                   5.80%           2.65%   N+193   $103-00
4A1            57.5      37.5   5/6      6.21%    58     2.49%   N+190   $103-31

*Group 2 has 4.88% wtd avg 1st rate cap versus mkt 2%
**Group 4 is 100% conforming / 70% Investor / 70% Reduced Doc